Exhibit 99.1
Annual Meeting of Shareholders April 21, 2022

During the course of this presentation, we will be providing you with a discussion of some of the factors we currently anticipate may influence the future results of Republic Bancorp, Inc .. (“Republic” or the “Company”), as well as certain financial projections .. We want to emphasize that these forward - looking statements involve judgment, and that individual judgments may vary .. Moreover, these statements are based on limited information available to us now, which is subject to change .. Actual results may differ substantially from what we say today and no one should assume later that the comments we provide today are still valid .. They speak only as of today .. Specific risk factors that could change causing our projections not to be achieved are discussed in the “Risk Factors” section of our Form 10 - K filed with the Securities and Exchange Commission (“SEC”) on March 1 , 2022 , and other reports filed with the SEC from time to time .. 2 Safe Harbor

3 STEVE TRAGER Executive Chair, Republic Bancorp, Inc.

$8mm increase in pre - tax income vs 2020 Core deposit* growth of approximately $400mm Expenses flat vs 2020 Record earnings in Warehouse and 2 nd best year in M ortgage Banking Revenue Earned Paycheck Protection Program (PPP) Fee Income of $17mm Reduced Headcount by 48 FTE ’s Increased Spans of Control from 4.0 to 4.4 ( 31 managers ) 2021 Highlights Enhanced Board Engagement – Strategic Offsite Successful CEO transition Alignment of Company - wide Priorities and Key Initiatives Enhanced focus on Inclusion and Diversity Introduced comprehensive Leadership Development Program Succession planning for Executive Team Increased d elegation of decision making Effectively transitioned to flexible work environment Financial Results Customer Service Culture Technology/Innovation Implementation of Customer Satisfaction Surveys Improved ITM Service Levels Increased Mobile Deposit limits Enhanced commercial lending speed of loan decisions New CIO hired Enhanced back - up core system capabilities Expanded utilization of ITM’s Accelerated automation of manual processes Other Successful FDIC exam Repurchased almost 980,000 shares of company stock *Includes noninterest - bearing, money markets, Savings and NOW accounts of the Company’s Core Bank.

Year ended December 31, 2021 5 Financial Highlights

6 2021 Financial Highlights – ➢ Solid Growth in Net Income; Better Growth in EPS Net Income ($000s) 2020 2021 Core Bank $ 54,148 $ 59,056 Republic Processing Group (RPG) 29,098 27,733 Total Company $ 83,246 $ 86,789 +4% over 2020 EPS 2020 2021 Diluted Earnings Per Class A Common Share $ 3.99 $ 4.24 +6% over 2020 For the Years Ended:

7 2021 Financial Highlights Peer Analysis – 2021 Total Return Analysis* Regionals Annual Stock Yards Bancorp Inc 61.0% Bank OZK 53.0% First Financial Bancorp 44.6% Republic Bancorp Inc/KY 44.6% NASDAQ Bank Index 42.9% First Bancorp/Southern Pines N 37.7% 1st Source Corp 26.4% Great Southern Bancorp Inc 24.2% Peoples Bancorp Inc/OH 22.8% Community Trust Bancorp Inc 22.1% WesBanco Inc 21.3% City Holding Co 21.3% German American Bancorp Inc 20.3% Old National Bancorp/IN 12.9% Super Regionals Annual Fifth Third Bancorp 62.4% KeyCorp 45.9% Regions Financial Corp 39.4% KBW Bank Index 38.3% PNC Financial Services Group I 38.2% First Horizon Corp 32.6% Huntington Bancshares Inc/OH 27.0% Truist Financial Corp 26.1% US Bancorp 24.3% United Bankshares Inc/WV 16.4% Money Center Annual Wells Fargo & Co 61.1% Bank of America Corp 49.6% S&P 500 28.7% JPMorgan Chase & Co 27.7% Dow Jones Industrial Average 20.9% Citigroup Inc 1.0% *Assumes dividends reinvested

Financial Highlights - Total Returns 8 ➢ 41% annual growth in stock price during 2021 ➢ 3 - Year Compounded Return of 9.5% Market Value per Class A Common Share January 1, 2021 $ 36.07 December 31, 2021 $ 50.84 +41% growth in stock price for 2021

9 2021 Financial Highlights – NM – Not Meaningful ➢ Net Interest Income remained strong despite low - rate environment and excess cash 2020 2021 2020 2021 Core Bank (excluding PPP portfolio) $ 174,522 $ 163,519 3.38% 2.98% PPP portfolio impact 12,178 20,029 0.01% 0.22% Total Core Bank 186,700 183,548 3.39% 3.20% Republic Processing Group (RPG) 45,615 37,046 NM NM Total Company $ 232,315 $ 220,594 4.10% 3.75% Net Interest Income ($000s) For the Years Ended: Net Interest Margin For the Years Ended

Record Year for Warehouse Lending ❑ $ 748 million in average balance in 2021 represents 14% of average earning assets and 4 th largest loan category ❑ 17 associates $0.8 $0.7 2020 2021 Outstanding (Avg.) Commitment (Avg.) $16.3 $16.4 2020 2021 $ in billions Net Income $ in millions $1.4 $1.4 ❑ Room for growth – 1% nationwide market share ❑ Manage growth – concentration risk ❑ Maintain very strong risk controls ❑ Manage profit margins to ensure appropriate returns 2021 ROA: 2.19% 2021 Efficiency Ratio: 17%

$14 $15 $17 $(0) $31 $15 $(5.0) $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 2020 2021 RPG Provision Core Bank Provision Total Company 11 2021 Financial Highlights – Millions Provision Due to rounding, parts may not sum to the whole in graph above. ➢ Near zero net charge - offs at Core Bank ➢ RPG losses well managed Year Core Bank Total Company 2020 0.03% 0.42% 2021 0.01% 0.25% Net Charge-off %

Mortgage Banking Income , $20MM Net Refund Transfer Fees , $20MM RPG Program Fees , $15MM Service Charges on Deposits , $13MM Interchange Fees , $13MM Other , $6MM 2021 Noninterest Income Mix 12 2021 Financial Highlights – Total Noninterest Income 2021 - $87 Million 2020 - $87 Million ➢ Mortgage Banking Income had best and second - best years in 2020 and 2021

Salaries and Employee Benefits , $110MM Technology, Communication, and Equipment , $29MM Occupancy , $13MM Other , $30MM 2021 Noninterest Expense Mix 13 2021 Financial Highlights – Total Noninterest Expense 2021 - $182 Million, - 2% 2020 - $185 Million ➢ Reduced noninterest expense by 2% from 2020

Balance Sheet 14

Balance Sheet – Residential Real Estate 25% Traditional Commercial Portfolios 44% Home Equity 5% Consumer Other 1% Aircraft 3% RPG Loans 3% Warehouse Lines of Credit 19% *Total loans excluding PPP is a non - GAAP measure. See appendix for non - GAAP reconciliation. 15 Loan Portfolio (ex PPP*) Dec. 31, 2021 Total Loans (ex PPP*) Dec. 31, 2021 - $4.4 Billion Dec. 31, 2020 - $4.4 Billion ➢ Strong Commercial Real Estate loan growth of 8%

16 Balance Sheet – ➢ Continued to be well reserved in the face of economic uncertainty Reportable Segment (in $000s) Allowance Allowance to Loans Allowance Allowance to Loans Traditional Bank, Less PPP $ 49,699 1.50% $ 49,407 1.43% Plus: Paycheck Protection Program - 0.00% - 0.00% Traditional Bank 49,699 1.34% 49,407 1.41% Warehouse Lending 2,407 0.25% 2,126 0.25% Total Core Bank 52,106 1.11% 51,533 1.18% Total Republic Processing Group 8,961 6.65% 13,044 9.06% Total Company $ 61,067 1.27% $ 64,577 1.44% As of December 31, 2021 As of December 31, 2020

17 Balance Sheet – ➢ Continued strong Core Bank credit quality Ratio 12/31/2020 12/31/2021 Nonperforming Loans / Total Loans 0.50% 0.47% Nonperforming Assets / Total Assets 0.45% 0.40% Delinquent Loans / Total Loans 0.21% 0.17% Allowance* / Nonperforming Loans 221% 251% Allowance* / Total Loans 1.11% 1.18% Net Charge-offs / Average Loans 0.03% 0.01% *Allowance based on the CECL method effective January 1, 2020. Prior periods based on the probable-incurred method. As of and for the Years Ended

Balance Sheet – Core Bank - Time and Brokered Deposits 6% RPG Deposits 9% Core Bank - IB Transactional Deposits 33% Core Bank - NIB Transactional Deposits 53% 18 Deposit Portfolio Dec. 31, 2021 Total Deposits Dec. 31, 2021 - $4.8 Billion, + 2% Dec. 31, 2020 - $4.7 Billion IB – Interest Bearing NIB – Noninterest Bearing ➢ Deposits up another 2% in 2021 after 25% growth in 2020 ➢ 93% of Deposits are Low - to - No Cost Stable Deposits

Capital Ratio 12/31/2021 Republic Bancorp 1 Peer 2 Well Capitalized Minimum Requirement 3 Tier 1 Leverage 13.35% 9.55% 5.00% CET 1 Risk Based 16.37% 13.57% 6.50% Tier 1 Risk Based 16.37% 13.58% 8.00% Total Risk Based 17.47% 14.65% 10.00% 19 Balance Sheet – 1. The Company is still in the process of preparing its March 31, 2022 regulatory capital ratios but expect them to remain ab ove well capitalized levels. 2. Peer data obtained from the December 31, 2021 Republic Bank & Trust Company Uniform Bank Performance Report (“UBPR”) Peer Gro up #3. 3. Based on prompt corrective action thresholds for FDIC supervised financial institutions - see 12 CFR Part 324, subpart H. ➢ Strong Capital Levels ➢ 2021 payoff of $40MM Trust - Preferred Debt

$0.09 $0.12 $0.14 $0.16 $0.20 $0.24 $0.29 $0.35 $0.41 $0.46 $0.51 $0.55 $0.59 $0.64 $0.68 $0.73 $0.77 $0.81 $0.86 $0.95 $1.03 $1.12 $1.23 $1.36 $0.21 $1.10 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 Cash Dividend Paid Regular Dividend Special Dividend 20 ➢ Long History of Solid Dividend Increases *CAGR - Compound Annual Growth Rate **Regular dividend for 2022 reflects annualized 1 st quarter 2022 dividend declared. CAGR* = 13% Balance Sheet –

Cultural Highlights 21

22 Cultural Highlights – ➢ Associates and Communities Logan Pichel named CEO of Republic Bank and director of Republic Bancorp, Inc. and Republic Bank Concluded National Search with Hiring of Jeff Starke as Chief Information Officer Board members Ernest W. Marshall, Jr. and George Nichols, III, included in SAVOY magazine’s 2021 most influential Black Corporate Directors list Republic Bank Honored by Kentucky Chamber of Commerce as Best Places to Work for 6 th consecutive year

23 Cultural Highlights – ➢ Associates and Communities Originated $210 million in additional PPP loans during 2021 ($528 million of PPP originations in 2020) Contributed over $2.1 million to various philanthropic organizations Enhanced focus on Inclusion & Diversity Surpassed $1 million in total Community Loan Fund originations Associates logged over 5,500 community service hours

24 LOGAN PICHEL President and Chief Executive Officer, Republic Bank & Trust Company

First Quarter Results and Strategic Initiatives Quarter ended March 31, 2022 25

26 1Q22 Results - ➢ Total Company net income growth of 7% ➢ Strong growth in RPG net income ➢ Reduction in PPP revenue at Core Bank ➢ Reduction in Mortgage Banking and Warehouse Lending income at Core Bank due to rising interest rates Net Income by Segment ($000s) 1Q2021 1Q2022 Traditional Bank excluding PPP $ 3,087 $ 3,509 PPP net interest income (tax effected) 5,351 862 Warehouse Lending 4,566 3,073 Mortgage Banking 3,517 160 Core Bank 16,521 7,604 Republic Processing Group (RPG) 9,532 20,322 Total Company $ 26,053 $ 27,926 1Q22 +7% over 1Q21

27 1Q 2022 Results – Non - PPP Traditional Bank Loan Portfolio growth of almost $110 million Non - PPP Traditional Bank Net Interest Income increased 2% TRS Segment Net Income increased $10.3 million, or 212% Republic Credit Solutions Segment Net Income increased 20% Elite net - promoter score when compared to the banking industry

28 Strategic Initiatives – Increase Revenue Generating Opportunities Strengthen Operational Efficiency Improve Customer Satisfaction Enhance Talent Development and Associate Satisfaction Strengthen Inclusion and Diversity (Environmental, Social, and Governance) Build on and Improve Digital Strategy Plan for Future Work Environment

29

Thank You 30

31 Appendix – Non - GAAP Disclosure ➢ Due to the short - term nature of the PPP, management believes total loans excluding its PPP portfolio is a more appropriate measure to analyze the Bank’s loan portfolio. 2020 2021 Total Loans - Total Company - GAAP $4,813,103 $4,496,562 Less: PPP portfolio 392,319 56,014 Total Loans (excluding PPP portfolio) - non-GAAP $ 4,420,784 $ 4,440,548 Total Loans ($000s) For the Years Ended: